CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectuses of the Trust.

Supplement dated September 7, 2001 to the Prospectus dated
December 29, 2000

On June 15, 2001 the Trust's Board of Trustees approved the following:

? The implementation of a new investment advisory agreement with one of the Trust's existing investment advisors, Standish, Ayer & Wood, Inc. ("Standish").
Standish has served as an investment advisor to the Government Money Investments ("Government Money
Portfolio") since 1993 pursuant to investment advisory agreements dated July 30, 1993 and October 1, 1998.

Prior to July 31, 2001, Standish was an independent investment management firm. On July 31, 2001, Standish was acquired by Mellon Financial Corporation and renamed
Standish Mellon Asset Management Company LLC ("Standish
Mellon").  This transaction resulted in the assignment
(as that term is defined in the Investment Company Act of 1940, as amended) and, therefore, automatic termination of the existing investment advisory agreement. In light of this, the Trustees, at the request of Smith Barney Fund Management LLC (the
"Manager"), were asked to consider a new investment advisory agreement between the Manager and Standish
Mellon with terms that are substantially identical to the existing investment advisory agreement, including the same advisory fees. The Trustees approved the new investment advisory agreement at a meeting held on June
15, 2001, and the agreement took effect on July 31, 2001. Operationally, Standish Mellon remains autonomous. In addition, the same personnel who previously serviced the Government Money Portfolio, including portfolio managers and operations, client service and compliance personnel, continue to service the Government Money Portfolio.

Shareholders of the Government Money Portfolio will soon receive an information statement regarding this change.

? The implementation of a new investment advisory agreement with one of the Trust's existing investment advisors, TCW Investment Management Company ("TCW").
TCW has served as an investment advisor to the Large
Capitalization Growth Investments ("Large Cap Growth
Portfolio") since 2000 pursuant to the investment advisory agreement dated February 14, 2000.

On July 1, 2001, Societe Generale Asset Management, S.A.
("SGAM"), a wholly-owned subsidiary of Societe Generale
S.A., ("SG") acquired a controlling interest in The TCW
Group Inc., the parent company of TCW. This transaction resulted in the assignment (as that term is defined in the Investment Company Act of 1940, as amended) and, therefore, automatic termination of the existing investment advisory agreement. In light of this, the Trustees, at the request of Smith Barney Fund Management
LLC (the "Manager"), were asked to consider a new investment advisory agreement between the Manager and TCW with terms that are substantially identical to the existing investment advisory agreement, including the same advisory fees. The Trustees approved the new investment advisory agreement at a meeting held on June
15, 2001, and the agreement took effect on June 28, 2001. Operationally, TCW remains independent and will continue to operate under its existing name. In addition, the same personnel who previously serviced the Large Cap Growth Portfolio, including portfolio managers and operations, client service and compliance personnel, continue to service the Large Cap Growth Portfolio.

Shareholders of the Large Cap Growth Portfolio will soon receive an information statement regarding this change.













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